Exhibit 99.1

Paramount Field Services, LLC 3144 South Winston Ave. Tulsa, OK 74135 Office: 918-346-6211 Fax: 888-344-4094 www.paramount.io

December 16, 2022

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

and

Cantor Fitzgerald & Co.

110 East 59th Street

New York, NY 10022

and

Wells Fargo Securities, LLC

550 S Tryon Street, 5th floor

Charlotte, NC 28202-4200

Independent Advisor’s Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by the addressees, with respect to the Bastion Funding I, LLC (the “Issuer”) 2023 securitization of assets acquired from the Riverbend Energy Group (the “Transaction”). Raisa Energy, LLC (together with any subsidiaries or affiliates, the “Company” and, together with the addressees and the Issuer, the “Specified Users”) is responsible for the completeness and accuracy of the information provided to us upon which we relied in forming our findings. The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following conventions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to, verified mathematical accuracy, if applicable, and found to be in agreement with, unless otherwise noted.

•	The term “recomputed” means calculated and found to be in agreement with, unless otherwise noted.

I.	Comparisons and Recomputations of Certain Wellbore Interest Attributes

1.	On November 08, 2022, we were provided by the Company with a computer-generated data file which contained certain attributes, as delineated in Exhibit A, (the “Data File”) for 9,446 well locations that were operational as of November 1, 2022 (the “Cut-Off Date”). Representatives of the Issuer selected 6,782 wells from the Data File that were operational as of the Cut-Off Date for detailed testing (the “Well Sample Units”).

2.	For each of the Well Sample Units, we compared and/or recomputed the attributes listed in Exhibit A as per the Data File to applicable source documentation, all of which were provided by the Company. As summarized in attached Exhibit B, we noted no exceptions during the course of our testing.

We make no representations as to (i) the accuracy of the information set forth in the Data File, (ii) the actual characteristics or existence of the underlying documents or data comprising the Data File (other than with respect to the procedures described herein relating to the Well Sample Units) or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, or (iii) whether any of the documents provided to us by the Company or its representatives are comprehensive and valid instruments. Also, the procedures performed would not necessarily reveal any material misstatement of the information referred to above. This report relates only to the items specified above and does not extend to the Company’s financial statements for any date or period.

We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above. Accordingly, we do not express such an opinion. Had we performed additional procedures; other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Users and is not intended to be and should not be used by anyone other than the Specified Users without our prior consent. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

Regards,

/s/ Jonahs Goodrich
Jonahs Goodrich,
Project Manager
Paramount Field Services, LLC

EXHIBIT A

Agreed Upon Procedures

Using non-statistical sampling techniques, representatives of the Issuer selected 6,782 well locations from the population of well locations included in the Data File and Paramount Field Services, LLC, performed the following procedures with respect to the below noted Data File Fields:

•	Well Name: Agree to Well Names in “RS0123_Oneline_20221108.xlsx” Data File.

•	Net Working Interest %: Agree to Net Working Interest % on the “RS0123_Oneline_20221108.xlsx” Data File. Allowable variance threshold of +/- 0.00005%.

•	Net Revenue Interest %: Agree to Net Revenue Interest % on the “RS0123_Oneline_20221108.xlsx” Data File. Allowable variance threshold of +/- 0.00005%.

•	Operator: Agree to Operator in “RS0123_Oneline_20221108.xlsx” Data File.

EXHIBIT B

No exceptions were noted during the course of our testing procedures.